AMENDMENT NUMBER TWO
                                        TO
                            AVONDALE INDUSTRIES, INC.
                               401(k) SAVINGS PLAN


               WHEREAS, Avondale Industries, Inc., ("Employer") is the sponsor of the Avondale Industries, Inc. 401(k) Savings Plan (the "Plan") which was adopted effective January 1, 1996;

               WHEREAS, the Plan can be amended by the Employer.

               WHEREAS, it is desirable to amend the Plan to clarify the Plan's reemployment rules, to permit a distribution without Participant consent of Accounts valued at $5,000 or less effective January 1, 1998, to permit Participants who attain age of 70 1/2 in 1996, 1997, or 1998 to elect to commence distributions or defer receipt of distributions until retirement, to further revise the definition of Required Beginning Date to conform to the Small Business Job Protection Act of 1996 as interpreted by recent IRS Announcements and Notices, and to make other revisions and clarifications;

               NOW, THEREFORE, as authorized by Section 13.1, the Plan is hereby amended, effective January 1, 1997, unless stated otherwise, as follows:

                                        I.

               Article I, Section 1.20A, Employment Year, is amended and restated to read as follows:

                    1.20A   Employment  Year shall mean the  twelve
               month period of employment commencing on the date the Employee first Hours of Service for the Employer and each anniversary thereof. The Employment Year for a reemployed Eligible Employee is determined in
               Section 2.3.

                                       II.

               Article I, Section 1.34B, Required Beginning Date is deleted.

                                       III.

               Article I, Section 1.36, Service Termination Date, is added effective with respect to each Employee as of his Employment Year beginning on or after January 1, 1997:

                    1.36 Service Termination Date shall mean the earliest of the following:

                        (a)  the date on which an Employee resigns,
                             is discharged, retires or dies;

                        (b)  the first anniversary  of  the date on
                             which an Employee is laid off,  starts
                             an authorized leave of absence, or  is
                             absent  from work for any other reason
                             (other than  those  instances  covered
                             under   paragraphs   (a)   and   (c)),
                             including  holidays,  paid  vacations,
                             sick leaves and absence on account  of
                             disability;

                        (c)  the  second anniversary of the date on
                             which an Employee commenced a Parental
                             Absence,  if such Employee has not yet
                             returned to  work with a Participating
                             or Non-Participating Employer.

                                       III.

               Article II, Section 2.1, Commencement of Participation, is amended and restated to read as follows:

                    2.1 Commencement of Participation.  Each person
               who is an Eligible Employee shall become a Participant on the Entry Date which coincides with or immediately follows the date (a) which such Eligible Employee attained age 21 and (b) on which such Eligible Employee completed one Year of Service, provided he is employed by a Participating Employer on such date.

                                       IV.

               Article  II,   Section   2.3,   Participation   Following
          Reemployment, is amended and restated to read as follows:

                    2.3 Reemployment of an Eligible Employee or Former Participant. The following reemployment rules apply:

                        a.   Resetting  the  Employment  Year.
                             If an Eligible Employee is  reemployed
                             his Employment Year is reset based  on
                             his reemployment date if the following
                             conditions are met:

                             i.   the Eligible Employee is
                                  not   reemployed   until
                                  after  the  end  of  the
                                  Employment  Year  of his
                                  Service      Termination
                                  Date, and

                             ii.  the  Eligible   Employee
                                  has a One Year Break  in
                                  Service      in      the
                                  Employment Year prior to
                                  the Employment  Year  of
                                  his reemployment date.

                        b.   Reemployment  of a Former Participant.
                             Except as provided  in Section 2.3(d),
                             a "Former Participant"  is an Employee
                             who  terminated employment  after  the
                             Entry Date following the date on which
                             he met  the  requirements  of  Section
                             2.1.   A  Former  Participant  who  is
                             reemployed  shall be treated as if his
                             employment   was   not  broken.   Such
                             Employee,  if  an  Eligible  Employee,
                             shall  be  allowed to  make  Employee-
                             Deferrals  pursuant  to  Section  3.1.
                             His past Years of Service for purposes
                             of vesting will  be added to any Years
                             of Service earned after reemployment.

                        c.   Reemployment of a Non-Participant.

                             i.   If an Eligible  Employee
                                  who  had  not  become  a
                                  Participant           is
                                  reemployed    and    his
                                  Employment  Year  is not
                                  reset,   he   becomes  a
                                  Participant on the first
                                  Entry   Date  after   he
                                  meets  the  requirements
                                  of  Sections   1.12  and
                                  2.1.

                             ii.  If an Eligible  Employee
                                  who  had  not  become  a
                                  Participant           is
                                  reemployed    and    his
                                  Employment    Year    is
                                  reset,   he   becomes  a
                                  Participant on the first
                                  Entry  Date   after   he
                                  meets  the  requirements
                                  of  Sections  1.12   and
                                  2.1.  Hours  of  Service
                                  prior  to   reemployment
                                  are  not  considered for
                                  purposes of  determining
                                  eligibility           to
                                  participate.

                             iii. If an Eligible  Employee
                                  who  had  previously met
                                  the   requirements    of
                                  Sections  1.12  and  2.1
                                  but had not yet become a
                                  Participant  because  he
                                  was not  employed  on an
                                  Entry Date is reemployed
                                  and his  Employment Year
                                  is not  reset,  he shall
                                  become a Participant  as
                                  of the first Entry  Date
                                  following  reemployment.
                                  If     such     Eligible
                                  Employee  is  reemployed
                                  and his  Employment Year
                                  is   reset,   he   shall
                                  become a Participant  on
                                  the   first  Entry  Date
                                  following            the
                                  completion  of  one Year
                                  of Service.

                        d.   Reemployment       of       Non-Vested
                             Participant.  If a Participant who was
                             not   fully  vested  in  his  Employer
                             Contribution     Account    terminates
                             employment  and  is  reemployed  after
                             incurring  the  greater  of  (i)  five
                             consecutive One Year Breaks in Service
                             or (ii) the aggregate  number of Years
                             of  Service  prior to termination,  he
                             shall be treated as a new employee for
                             purposes of vesting  and  any Years of
                             Service  accumulated by him  prior  to
                             termination shall be disregarded.  For
                             purposes of participation, see Section
                             2.3(b).

                        e.   Reemployment of Vested Participant.
                             If a Participant who was fully  vested
                             in his Employer Contribution   Account
                             terminates     employment    and    is
                             reemployed  after  any  number  of One
                             Year Breaks in Service, he  shall   be
                             reinstated as a Participant,  if he is
                             an Eligible Employee,  as of  the date
                             he first performs an Hour  of  Service
                             following reemployment.  However,  his
                             Employment  Year   may  be  reset  for
                             vesting  purposes  based  on the rules
                             stated in Section 2.3(a).

                                        V.

               Article VI, Section 6.4(c) is hereby deleted.

                                       VI.

               Article VI, Section 6.5, Reemployment Before Break in Service, is amended and restated to read as follows:

                    6.5  Reemployment.   Years of Service prior  to
               reemployment may be considered, but only under the circumstances described in Section 2.3.

                                       VII.

               Section 6.6, Reemployment After Break in Service, is hereby deleted.

                                      VIII.

               Article X, Section 10.1, Time of Payment, is amended and restated to read as follows:

                    10.1 Time of Payment. A Participant shall be eligible to receive a distribution of his Vested Interest when he has terminated employment. A distribution is based upon the value of the Participant's Vested Interest as of the Valuation Date coincident with or immediately preceding the date of distribution.

                        a.   If the  value  of a Participant's
                             Vested Interest is $5,000 or less
                             ($3,500  prior  to   January   1,
                             1998),  the  Vested Interest will
                             be distributed  30 days following
                             his  date  of termination  or  as
                             soon      as     administratively
                             practicable   thereafter  but  no
                             later than the 60th day after the
                             latest of the close  of  the Plan
                             Year in which (a) the Participant
                             attains age 65, or (b) terminates
                             employment with all Participating
                             Employers;

                        b.   If  the  value of a Participant's
                             Vested Interest  is  greater than
                             $5,000  ($3,500 prior to  January
                             1, 1998),  the  Participant  must
                             consent   to   the  distribution.
                             Such   a   Participant's   Vested
                             Interest cannot  be  made  sooner
                             than  30  days following his date
                             of termination  and no later than
                             the    Participant's     Required
                             Beginning Date.

                    A  distribution  may  occur while a Participant
               remains in the employ of an Employer, in the event of a withdrawal by reason of Financial Hardship or after age 59 1/2, as described in Sections 11.1 and 11.2, below.

                    The   distribution   rules  that  apply  to  an
               "alternate payee" pursuant to a "qualified domestic relations order" are stated in Section 9.4 herein.

                      Required  Beginning  Date   shall  mean,  for
               anyone,  other than a 5% owner (as defined  in  Code
               Section 416(i)(1)(B)(i)), who attains age 70-1/2 after December 31, 1998, April 1st of the calendar year following the later of (a) the calendar year in which the Employee attains age 70-1/2, or (b) the calendar year in which the Employee terminates employment with the Employer.

                    The Required Beginning Date  of  a  Participant
               who  is  a  five  percent owner (as defined in  Code
               Section 416(i)(1)(B)(i)) of the Employer shall be April 1st following the calendar year in which the Participant attains age 70-1/2.

                    For  Plan  Years beginning prior to January  1,
               1997, Required Beginning Date was defined as April 1st of the calendar year following the calendar year in which a Participant attained the age of 70-1/2.

                                       IX.

               The second sentence of Article X, Section 10.6, Notice, is amended and restated, effective January 1, 1998, to read as follows:

                    The  notice  explains a Participant's right  to
               defer receipt of a distribution if his Vested Interest exceeds $5,000 ($3,500 prior to January 1,
               1998).

               IN WITNESS WHEREOF, Avondale Industries, Inc. has caused this amendment to be executed in multiple originals by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 30th day of December, 1997.


                                  AVONDALE INDUSTRIES, INC

                                  BY:  /s/ Thomas M. Kitchen
                                       ---------------------
                                           Thomas M. Kitchen, Secretary



          ATTEST

          /s/ Eugene K. Simon, Jr,

          (Corporate Seal)

                                  ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Two to the Avondale Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                        /s/ Thomas M. Kitchen
                                        ---------------------

                                            Thomas M. Kitchen



          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 30TH DAY
          OF DECEMBER, 1997.

          /s/ Rudolph R. Ramelli
          ----------------------
          NOTARY PUBLIC